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                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):   April 8, 2000
                                                         -----------------


                         WIRELESS XCESSORIES GROUP, INC.
            -------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                    0-27994                  13-383-5420
--------------------------------------------------------------------------------
 (State or Other Jurisdiction)      (Commission File         (IRS Employer
 of Incorporation)                  Number)                  Identification No.)


  1840 County Line Road
 Huntingdon Valley, PA                                   19006
--------------------------------------------------------------------------------
 (Address of Principal                                (Zip Code)
  Executive Offices)


                                 (800) 233-0013
              ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                              Batteries Batteries, Inc.
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS

     Pursuant to the Warrant Agreement dated as of April 8, 1996 between the Registrant and American Stock Transfer & Trust Company, all of the Registrant's outstanding warrants expired on April 8, 2000 in accordance with their terms. Prior to their expiration, each warrant was exercisable for one share of the Registrant's common stock at a price of $5.00 per share.

     Attached as Exhibit 99.1 to this Current Report is a copy of a release issued by the Registrant announcing the expiration of the warrants.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99.1 Press Release dated April 10, 2000.







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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Wireless Xcessories Group, Inc.
                                      (Registrant)


                                     By: /s/ Ronald Badke
                                         --------------------------------------
Date: April 14, 2000                     Ronald Badke
                                         Chief Financial Officer and Secretary





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